UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2016

Midwest Holding Inc.
(Exact name of registrant as specified in its charter)

NEBRASKA	000-10685	20-0362426
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
(Address of principal executive offices) (Zip Code)

(402) 489-8266
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):\

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.

On November 22, 2016, Midwest Holding Inc. (“Midwest”) posted to its website, a slideshow presentation, which is attached hereto as Exhibit 99.1. Midwest has determined that from time to time it may make presentations to investors and others in the investment banking community utilizing this slideshow, with immaterial modifications. Furthermore, Midwest may make these presentations to other parties in the normal course of business which may include commercial banks, potential institutional partners, acquisition candidates, asset sellers and vendors. The information contained in the presentation materials is summary information that is intended to be considered in the context of Midwest’s filings with the Securities and Exchange Commission and other public announcements that it may make, by press release or otherwise, from time to time.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Slideshow Presentation dated November 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST HOLDING INC.

	By:	/s/ Mark A. Oliver
	Name:	Mark A. Oliver
Date: November 22, 2016	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slideshow Presentation dated November 2016.